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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): September 3, 2003


                        THE PEPSI BOTTLING GROUP, INC.
            (Exact name of registrant as specified in its charter)


Delaware                           1-14893                   13-4038356
(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)              Identification No.)

                       One Pepsi Way, Somers, NY 10589
             (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code (914) 767-6000

Item 5. Other Events and Regulation FD Disclosure.

         The Pepsi Bottling Group, Inc. (NYSE:PBG) today will confirm its third quarter 2003 financial guidance and will provide an update for its full year 2003 forecast as described in the press release attached hereto as
Exhibit 99.1, which is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not Applicable.

(b)      Not Applicable.

(c)      Exhibit 99.1      Press release dated September 3, 2003.



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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE PEPSI BOTTLING GROUP, INC.
                                               (Registrant)

                                            /s/ Steven M. Rapp
                                            ---------------------
Date: September 3, 2003                          (Signature)
                                  Steven M. Rapp, Vice President, Senior Deputy
                                         General Counsel and Assistant Secretary